                                                                EXHIBIT 10.42(c)

          PriceSmart, Inc.                                      [Memorandum]
          4649 Morena Blvd.
          San Diego, CA  92117
          Tel 858 581-7485
          Fax 858 581-4707

PriceSmart [Logo]




          To:     Bill Naylon

          From:   Bob Gans /s/ BG

          Re:     SALARY INCREASE

          Date:   October 16, 2001




          With reference to your Employment Agreement, this Memorandum will confirm that effective September 1, 2001, your annual base salary increased by $22,500, to $181,500.